UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 13, 2018

HOVNANIAN ENTERPRISES, INC.
(Exact Name of Registrant as Specified in its Charter)

Delaware (State or Other Jurisdiction of Incorporation)	1-8551 (Commission File Number)	22-1851059 (IRS Employer Identification No.)

90 Matawan Road, 5th Floor

Matawan, New Jersey 07747
(Address of Principal Executive Offices) (Zip Code)

(732) 747-7800
(Registrant’s telephone number, including area code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.03. Material Modification to Rights of Security Holders.

The information set forth under Item 5.03 is incorporated by reference herein.

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On March 13, 2018, at the 2018 Annual Meeting of Stockholders (the “2018 Annual Meeting”) of Hovnanian Enterprises, Inc. (the “Company”), stockholders of the Company approved an amendment to the Company’s Restated Certificate of Incorporation to revise Paragraph (5) of Section (a) of Article Fourth of the Restated Certificate of Incorporation in order to affirm that in the event of specified transactions, the same consideration will be provided for shares of Class A Common Stock and Class B Common Stock unless different treatment of the shares of each such class is approved separately by a majority of each such class (the “Charter Amendment”). The Charter Amendment became effective on March 13, 2018 following the filing of the Certificate of Amendment of the Restated Certificate of Incorporation of Hovnanian Enterprises, Inc. (the “Certificate of Amendment”) with the Secretary of State of the State of Delaware. The description of the Charter Amendment is qualified in its entirety by, and should be read in conjunction with, the complete text of the Certificate of Amendment which is attached hereto as Exhibit 3.1 and incorporated herein by reference.

Item 5.07.     Submission of Matters to a Vote of Security Holders.

The Company held its 2018 Annual Meeting on March 13, 2018 at 10:30 a.m., Eastern time, at Boca Beach Club, 900 South Ocean Boulevard, Boca Raton, Florida 33432. The matters voted upon at the 2018 Annual Meeting and the final results of the votes were as follows:

(1)     Election of all directors of the Company to hold office until the next annual meeting of stockholders and until their respective successors have been duly elected and qualified. Abstentions and broker non-votes had no effect on the outcome because such shares were not considered votes cast. The elected directors were:

	Votes For	Votes Against	Abstentions	Broker Non-Votes

A. Hovnanian	213,068,732	2,699,094	1,602,023	49,000,405
R. Coutts	213,149,105	2,614,572	1,606,172	49,000,405
E. Kangas	212,343,951	3,426,484	1,599,414	49,000,405
J. Marengi	212,504,585	3,237,659	1,627,605	49,000,405
V. Pagano	210,611,229	5,171,299	1,587,321	49,000,405
J. Sorsby	212,054,851	3,732,958	1,582,040	49,000,405
S. Weinroth	211,421,684	4,374,736	1,573,429	49,000,405

(2)     Ratification of the selection of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending October 31, 2018. Abstentions had no effect on the outcome because such shares were not considered votes cast.  There were no broker non-votes.

Votes For	Votes Against	Abstentions	Broker Non-Votes
263,367,802	2,689,580	312,872	–

(3)     Non-binding advisory vote on approval of compensation of the Company’s named executive officers as disclosed in the proxy statement. Abstentions and broker non-votes had no effect on the outcome because such shares were not considered votes cast.

Votes For	Votes Against	Abstentions	Broker Non-Votes
208,051,048	7,623,151	1,695,650	49,000,405

(4)      Approval of an amendment to the Company’s Stockholder Rights Plan. Abstentions and broker non-votes had no effect on the outcome because such shares were not considered votes cast.

Votes For	Votes Against	Abstentions	Broker Non-Votes
212,238,044	3,320,120	1,811,685	49,000,405

 (5)      Approval of an amendment to the Company’s Restated Certificate of Incorporation in order to affirm that in the event of specified transactions, the same consideration will be provided for shares of Class A Common Stock and Class B Common Stock unless different treatment of the shares of each such class is approved separately by a majority of each such class. Abstentions and broker non-votes had the same effect as votes against the proposal.

	Votes For	Votes Against	Abstentions	Broker Non-Votes
Class A Common Stock and Class B Common Stock, voting together	216,016,610	1,076,418	276,821	49,000,405
Class B Common Stock, voting separately	152,060,530	5,056	100	11,814

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

3.1	Certificate of Amendment of the Restated Certificate of Incorporation of Hovnanian Enterprises, Inc., dated March 13, 2018.
4.1

Amendment No. 1 to Rights Agreement, dated as of January 11, 2018, between Hovnanian Enterprises, Inc. and Computershare Trust Company, N.A. (as successor to National City Bank), as Rights Agent, which includes the amended and restated Form of Rights Certificate as Exhibit 1 and the amended and restated Summary of Rights as Exhibit 2 (incorporated herein by reference to Exhibit 4.1 to the Company’s Current Report on Form 8-K, filed on January 11, 2018).

4.2

Rights Agreement, dated as of August 14, 2008, between Hovnanian Enterprises, Inc. and Computershare Trust Company, N.A. (as successor to National City Bank), as Rights Agent, which includes the Form of Certificate of Designation as Exhibit A, Form of Rights Certificate as Exhibit B and the Summary of Rights as Exhibit C (incorporated herein by reference to Exhibit 4.1 to the Company’s Registration Statement on Form 8-A, filed on August 14, 2008).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HOVNANIAN ENTERPRISES, INC. (Registrant)

By:	/s/ Michael Discafani
Name: Michael Discafani Title: Vice President, Corporate Counsel and Secretary

Date: March 14, 2018